                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 1999

                    PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-3
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Texas                                           0-14397           75-1991528
------------------------------------------    ------------   -------------------
(State or other jurisdiction of               (Commission    (I.R.S. Employer
incorporation or organization)                File Number)   Identification No.)

One Seaport Plaza, New York, New York 10292-0128
--------------------------------------------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 214-3500

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

   On February 26, 1999, the Registrant entered into a contract to sell the undeveloped land parcel (I35/I20) located in Dallas, Texas to Ronald A. Wisk for a purchase price of $325,000. This is the last remaining property owned by the Registrant. The buyer of the property is unaffiliated with the Registrant, its affiliates, its general partners and their respective officers and directors.

   The sale of the property took place on March 15, 1999. It is the Registrant's intention to distribute the proceeds from the sale and the remaining cash to the limited partners before year-end.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prudential-Bache/Watson & Taylor, Ltd.-3
(Registrant)

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner

     By: /s/ Stephen A. Tolbert                   Date: March 15, 1999
     ----------------------------------------
     Stephen A. Tolbert
     Vice President
     Chief Accounting Officer of the Registrant

                                       3